UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 23, 2012

CTS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:       (574) 523-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders (the “Annual Meeting”) held on May 23, 2012, the shareholders of CTS Corporation, an Indiana corporation (the “Company”) approved the Company’s 2012 Management Incentive Plan (the “Plan”). The Plan authorizes cash compensation awards based on the achievement of performance measures for the purpose of focusing the efforts of management on achieving the annual goals approved by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) to ensure the Company’s profitability and long-term growth.

Under the Plan, the Compensation Committee will select certain employees to participate in the Plan for a given year, and will establish performance goals for each participant based on performance measures described in the Plan. The Compensation Committee will also determine a payout schedule and payout amounts for each participant. After the given year, the Compensation Committee will determine the extent to which the performance goals for the year were satisfied, if at all, and the amount of each participant’s payment award pursuant to the payout schedule established for that year. The Compensation Committee may increase or reduce the amount of a participant’s award, based on any subjective or objective factors that it determines to be appropriate in its sole discretion, provided that with respect to employees covered by Section 162(m) of the Internal Revenue Code, the Compensation Committee may only reduce (not increase) the amount of an award. Awards under the Plan will be made in lump sum payments in cash or to a deferred plan established for this purpose. It is not possible at this time to determine the awards that may become payable under the Plan for 2012.  In no event will any award under the plan exceed $5,000,000 for any individual with respect to any fiscal year.

The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed on April 17, 2012 and incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders

At the Annual Meeting, all proposals were approved.  The proposals below are described in more detail in the Company’s definitive proxy statement filed April 17, 2012 for the Annual Meeting.  The final results were as follows:

a)	The following individuals were nominated in 2012 to serve until the next Annual Meeting of Shareholders in 2013. All nominees were elected. The results were as follows:

Director Nominee	For	Withheld	Broker Non-Vote
Walter S. Catlow	27,288,104	2,158,067	1,895,166
Lawrence J. Ciancia	27,913,294	1,532,877	1,895,166
Thomas G. Cody	27,286,828	2,159,343	1,895,166
Patricia K. Collawn	28,532,815	913,356	1,895,166
Michael A. Henning	27,897,391	1,548,780	1,895,166
Gordon Hunter	28,163,190	1,282,981	1,895,166
Vinod M. Khilnani	27,878,610	1,567,561	1,895,166
Diana M. Murphy	29,172,673	273,498	1,895,166
Robert A. Profusek	28,033,054	1,413,117	1,895,166

b)	The Company’s shareholders approved the 2012 Management Incentive Plan. The results were as follows:

For	Against	Abstained	Broker Non-Vote
27,448,979	1,930,616	66,576	1,895,166

c) The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results were as follows:

For	Against	Abstained	Broker Non-Vote
27,905,172	1,401,982	139,017	1,895,166

d) Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

For	Against	Abstained	Broker Non-Vote
31,221,284	98,087	21,966	------

Item 9.01.	Financial Statements and Exhibits.

  (d)   Exhibits

Exhibit Number	Description

10.1
CTS Corporation 2012 Management Incentive Plan (incorporated herein by reference to Appendix A to CTS Corporation’s Definitive Proxy Statement on Schedule 14A (Commission No. 001-04639), filed with the Commission on April 17, 2012)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

           /s/ John R. Dudek
By:        John R. Dudek
Vice President, General Counsel
& Secretary

Date:  May 29, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1
CTS Corporation 2012 Management Incentive Plan (incorporated herein by reference to Appendix A to CTS Corporation’s Definitive Proxy Statement on Schedule 14A (Commission No. 001-04639), filed with the Commission on April 17, 2012)